I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21621	21621	21621
Month Ending:	12/31/2009	12/31/2009	12/31/2009	12/31/2009	12/31/2009
Account Number:	112950087	112950079	113015039	112950060	112915036
Depository Name & Location	City National Bank	City National Bank	City National Bank	City National Bank	City National Bank
	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC
1. Total Prior Receipts	13,426.34	137.00	7,619,798.25	6,828.38	243.01

2. LESS: Total Prior Disbursements	8,097,765.83	253.00	7,619,946.25	0	530,580.21

3. Beginning Balance	5,376,688.65	(116.00)	179.00	4,294,425.36	(97.92)

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	1,912.82	116.00	1,964,411.68	1,680.85	120.00

TOTAL RECEIPTS	1,912.82	116.00	1,964,411.68	1,680.85	120.00

5. BALANCE	5,378,601.47	0	1,964,590.68	4,296,106.21	22.08

6. LESS: Disbursements
Transfers to other DIP Accounts	1,964,274.68	0	0	0	0
Disbursements	693,763.16	116.00	1,964,274.68	889,375.72	119.99

TOTAL Disbursements	2,658,037.84	116.00	1,964,274.68	889,375.72	119.99

7. Ending Balance	2,720,563.63	(116.00)	316.00	3,406,730.49	(97.91)

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21622
Month Ending:	12/31/2009	12/31/2009	12/31/2009
Account Number:	0080306863	0080360357	0080302201
Depository Name & Location	EastWest Bank	EastWest Bank	EastWest Bank
	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	Meruelo Chinatown, LLC	Total
1. Total Prior Receipts	41,399.15	9,498.07	47,450.00	7,738,780.20

2. LESS: Total Prior Disbursements	7,502.90	0	15,254.52	16,271,302.71

3. Beginning Balance	34,306.86	5,085,896.94	33,846.68	14,825,129.57

4. Receipts During Current Period
A/R - Post Filing	0	0	5,000.00	5,000.00
A/R - Pre Filing	0	0	0	0
General Sales	0	0	1,197.82	1,197.82
Intercompany Receipts	18,250.00	3,239.64	0	1,989,730.99

TOTAL RECEIPTS	18,250.00	3,239.64	6,197.82	1,995,928.81

5. BALANCE	52,556.86	5,089,136.58	40,044.50	16,821,058.38

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	1,964,274.68
Disbursements	50,347.61	0	39,573.27	3,637,570.43

TOTAL Disbursements	50,347.61	0	39,573.27	5,601,845.11

7. Ending Balance	2,209.25	5,089,136.58	471.23	11,219,213.27

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
12/31/2009	21622	Meruelo Chinatown, LLC	0080302201	256	durham-x	John Durham	Exp Reimb for: Fuel Line Svc	0.00	93.41	93.41
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	911	fedex	FedEx	Summary 11/27/09	0.00	37.53	37.53
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	913	andrew-x	Andrew Murray	10/09/09-11/18/09 expense reimbursement	0.00	989.00	989.00
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	915	clafire2	City of Los Angeles Fire Department	Insp Fees Insp Fees Insp Fees Insp Fees Insp Fees Insp Fees	0.00	3,218.00	3,218.00
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	916	gcon	Gallagher Construction Service	Rnwll Gen Imprv Bond 2yr Fee Rnwll Excv Lateral Supp Bond Fee	0.00	5,756.00	5,756.00
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	917	v0000616	AccuConference by Talk Path, LLC	Svc 10/28/09-11/27/09	0.00	109.70	109.70
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	918	dwp2406	LA Dept of Water & Power	Svc 9/28/09-10/28/09 Svc 9/3/09-9/28/09	0.00	21,557.72	21,557.72
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	919	v0000714	AT&T	Svc 10/14/09-11/13/09	0.00	279.05	279.05
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	1208091	dwp9079	LA Dept of Water & Power	Svc 9/28/09-10/28/09 Svc 8/27/09-9/28/09 Svc 7/29/09-8/27/09	0.00	328.69	328.69
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	1208092	v0000618	The Gas Company	Svc 10/15/09-11/2/09	0.00	869.15	869.15
12/31/2009	21622	Meruelo Chinatown, LLC	0080302201	265	lactx010	Los Angeles County Tax Collector	1st 09-10 Installment	0.00	39,479.86	39,479.86
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	920	merchina	Meruelo Chinatown, LLC	Reimburse Chinatown for City Permit Fees	0.00	1,197.82	1,197.82
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	921	cmgalind	Carlos M. Galindo	Svc 10/2009 Svc 11/2009	0.00	8,800.00	8,800.00
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	922	v0000039	GPS Security	Svc 9/4/09-9/17/09	0.00	3,600.00	3,600.00
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	923	v0000039	GPS Security	09/18/09-09/30/09	0.00	3,600.00	3,600.00
12/31/2009	21621	845 S. Flower Street, LLC	113015039	5085	mm845	Meruelo Maddux 845 S Flower St, LLC	Wire Out 12/15/09	0.00	18,250.00	18,250.00
12/31/2009	21621	845 S. Flower Street, LLC	112950087	4860	v0000049	Warner Constructors, Inc.	Dec09 Wire Out	0.00	46,615.86	46,615.86
12/31/2009	21621	845 S. Flower Street, LLC	112950087	4672	kcs	Kajima Construction Services, Inc.	Dec09 Wire Out	0.00	647,069.30	647,069.30
12/31/2009	21621	845 S. Flower Street, LLC	113015039	121509	v0000242	Graphic Display	Dec09 Wire Out	0.00	40,956.22	40,956.22
12/31/2009	21621	845 S. Flower Street, LLC	113015039	122309	v0000607	Legacy Partners Residential, Inc.	Dec09 Wire Out	0.00	45,502.14	45,502.14
12/31/2009	21621	845 S. Flower Street, LLC	113015039	121109	v0000606	Construction Consultants	Dec09 Wire Out	0.00	1,900.00	1,900.00
12/31/2009	21621	845 S. Flower Street, LLC	113015039	5102	ajgc	Arthur J Gallagher & Co.	Dec09 Wire Out	0.00	24,366.95	24,366.95
12/31/2009	21621	845 S. Flower Street, LLC	113015039	5499	rjai	Rolf Jensen & Associates, Inc.	Dec09 Wire Out	0.00	60,865.03	60,865.03
12/31/2009	21621	845 S. Flower Street, LLC	0080306863	JE 23211		Los Angeles Dept Water & Power	Eft Payment to Los Angeles Dept Water & Power	0.00	4.95	4.95
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23216		City National Bank	Fax Wire Fee	0.00	4.00	4.00
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23217		City National Bank	Wire Fee	0.00	35.00	35.00
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23218		City National Bank	Fax Wire Fee	0.00	4.00	4.00
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23219		City National Bank	Wire Fee	0.00	35.00	35.00
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23220		113015039	Inter-Company - Inter-Bank Transfer	1,900.00	0.00	1,900.00
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23221		113015039	Inter-Company - Inter-Bank Transfer	1,875,916.32	0.00	1,875,916.32
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23222		113015039	Inter-Company - Inter-Bank Transfer	40,956.22	0.00	40,956.22
12/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 23223		113015039	Inter-Company - Inter-Bank Transfer	45,502.14	0.00	45,502.14
12/31/2009	21621	845 S. Flower Street, LLC	112915036	JE 23224		City National Bank	Dec09 Bank Charges	0.00	119.99	119.99
12/31/2009	21621	845 S. Flower Street, LLC	112950079	JE 23224		City National Bank	Dec09 Bank Charges	0.00	116.00	116.00
12/31/2009	21621	845 S. Flower Street, LLC	112950060	JE 23266		Canyon Capital Realty	12/09 Interest Pymt	0.00	889,375.72	889,375.72
12/31/2009	21621	845 S. Flower Street, LLC	113015039	JE 23383		Wires to Contractual Vendors	Vendor Wire Pymts 12/15	0.00	1,642,320.84	1,642,320.84
12/31/2009	21621	845 S. Flower Street, LLC	113015039	JE 23384		Wires to Contractual Vendors	Vendor Wire Pymts 12/16	0.00	130,113.50	130,113.50
								1,964,274.68	3,637,570.43	5,601,845.11

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
21621	845 S. Flower Street, LLC Debtor-In-Possession	112950087	Statement Date:	12/31/2009	Statement Bal:	2,720,563.63
				ADJUSTED BANK BALANCE		2,720,563.63

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950079	Statement Date:	12/31/2009	Statement Bal:	-116.00
				ADJUSTED BANK BALANCE		-116.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	113015039	Statement Date:	12/31/2009	Statement Bal:	316.00
				ADJUSTED BANK BALANCE		316.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950060	Statement Date:	12/31/2009	Statement Bal:	3,406,730.49
				ADJUSTED BANK BALANCE		3,406,730.49

21621	845 S. Flower Street, LLC Debtor-In-Possession	112915036	Statement Date:	12/31/2009	Statement Bal:	-97.91
				ADJUSTED BANK BALANCE		-97.91

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080306863	Statement Date:	12/31/2009	Statement Bal:	2,209.25
				910	12/03/2009	343.00
				914	12/07/2009	121.00
				TOTAL OUTSTANDING CHECKS		464.00

				ADJUSTED BANK BALANCE		1,745.25

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080360357	Statement Date:	12/31/2009	Statement Bal:	5,089,136.58
				ADJUSTED BANK BALANCE		5,089,136.58

21622	Meruelo Chinatown, LLC Debtor-In-Possession	0080302201	Statement Date:	12/31/2009	Statement Bal:	471.23
				254	10/19/2009	362.50
				TOTAL OUTSTANDING CHECKS		362.50

				ADJUSTED BANK BALANCE		108.73

					Statement Bal Total:	11,219,213.27

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**
Secured Creditors:
Meruelo Maddux - 845 S. Flower Street , LLC	21621	Canyon Capital Realty Advisors	Monthly	923,598.08	3	2,631,598.08

*Currently, no Executory Contracts have been assumed or rejected.
**The "amount of payment" may vary due to factors such as the number of days in a month and variable rates; therefore, the "total due" is generally the amount previously accrued plus current month.
***We made adjustments to the accrued interest rate to exclude the default rate.
				923,598.08	TOTAL DUE:	2,631,598.08

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD: DECEMBER 1 - 31, 2009
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 12/09
(Provide a copy of monthly account statements for each of the below)

CASE NO.	ENTITY		ACCOUNT NO.	AMOUNT
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950087	2,720,564
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950079	(116)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	113015039	316
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950060	3,406,730
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112915036	(98)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080306863	2,209
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080360357	5,089,137
21622	Meruelo Chinatown, LLC	Debtor-In-Possession	0080302201	471

	TOTAL			11,219,213.27

Note: We do not have petty cash accounts.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	753.91	0.00	23,250.00
31 - 60 days	0.00	0.00	22,500.00
61 - 90 days	3,120.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	3,873.91	0.00	45,750.00

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
09/30/2009	21622	Meruelo Chinatown, LLC		325	10/22/2009	325	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

None			0.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

None			0.00

845 S. Flower Street and Chinatown
Income Statement of Debtors-in-Possession
For December

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
REVENUE
Rental Income	-	43,200
Management Fees	-	-
Other Income	200	-
TOTAL REVENUE	200	43,200

OPERATING EXPENSES
Direct Corporate Property Management	-	-
Payroll - Insiders	-	-
Property Administration	123	-
Cleaning	-	-
General Building	-	-
Insurance	-	117
Repairs and Maintenance	-	-
Real Property Taxes	-	6,580
Security	-	-
Utilities	-	325
Depreciation and Amortization	-	-
Stock Compensation	-	-
General and Administrative	-	-
Misc Operating Expense
TOTAL OPERATING EXPENSES	123	7,022

Net Income/(Loss) from Operations	77	36,178

NON-OPERATING INCOME
Interest Income	7,033	-
Gain on Sale of Asset	-	-
Other
TOTAL NON-OPERATING INCOME	7,033	-

NON-OPERATING EXPENSES
Interest Expense	-	-
Legal and Professional	-	(11,835)
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-
Minority Interests	-	-
TOTAL NON-OPERATING EXPENSES	-	(11,835)

NET INCOME/(LOSS)	7,111	48,013

845 S. Flower Street and Chinatown
Balance Sheet of Debtors-in-Possession
As of December 31, 2009

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
ASSETS
Current Assets
Unrestricted Cash	1,745	109
Restricted Cash	11,216,533	-
Accounts Receivable	-	45,750
Notes Receivable	-	-
Prepaid Expenses	461,354	-
Total Current Assets	11,679,632	45,859

Investment in Real Estate	116,531,800	7,737,449
Accumulated Depreciation	-	-
Net Investment in Real Estate	116,531,800	7,737,449

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(73,998,586)	(6,413,620)
Due from Insiders
Other Assets	-	-
Total Other Assets	(73,998,586)	(6,413,620)
TOTAL ASSETS	54,212,846	1,369,688

LIABILITIES
Post-Petition Liabilities
Accounts Payable	2,554,359	325
Taxes Payable	-	0
Notes Payable
Professional Fees	-	-
Secured Debt
Other	-	-
Total Post-Petition Liabilities	2,554,359	325
Pre-Petition Liabilities
Secured Liabilities	84,000,000	-
Priority Liabilities
Unsecured Liabilities	229,957	1,080
Other	346,149
Total Pre-Petition Liabilities	84,576,106	1,080
TOTAL LIABILITIES	87,130,465	1,406
MINORITY INTEREST	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(32,882,211)	1,465,574
Post-Petition Profit/(Loss)	35,407	97,292
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(32,917,618)	1,368,282
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	54,212,846	1,369,688

845 S. Flower Street and Chinatown
December's Report
XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

Meruelo Maddux - 845 S. Flower Street, LLC ("845 S. Flower"), together with Meruelo Chinatown, LLC under case no. 1:09-bk-21622-KT and Meruelo Maddux Properties and its 53 affiliate debtors  jointly administered under case no. 1:09-bk-13356-KT (the "MMPI Case"), filed their Chapter 11 Joint and Consolidated Plan of Reorganization (the "Plan") on December 1, 2009,[See Comment] and their disclosure statement on December 4, 2009.  The hearing on approval of the disclosure statement is scheduled for January 20, 2010.

The hearing on 845 S. Flower's motion to sell condominium units in its luxury condominium tower (the "Project") to third party purchasers, free and clear of liens, and other related requests for relief to assist in the execution of the sale (the "Sale Motion") was held on December 17, 2009.  A continued hearing was held on January 8, 2010.  The Court denied the motion without prejudice to the Debtor incorporating the sale program into its plan of reorganization.  The Debtor is now considering amendment of 845 S. Flower's plan to separate it from the Joint Plan of the MMPI Debtors.

Comment: The November Monthly Operating Report stated that the Plan was filed on November 30, 2009.  It should be clarified that the Plan was filed in the MMPI Case on November 30, 2009, and then timely filed in the cases of 845 S. Flower and Chinatown on December 1, 2009.

4.	Describe potential future developments which may have a significant impact on the case:

In a previous reporting period, Canpartners filed a motion for relief from stay with respect to the Project.  845 S. Flower Street contested the motion and disputed that Canpartners is entitled to relief from the automatic stay on any grounds.  A continued hearing on the motion took place on January 8, 2010.  The Court has authorized further briefing and set a further hearing on the motion for February 5, 2010.  The outcome of this motion will have an impact on the Debtor's case.

In a previous reporting period, Canpartners also filed an adversary proceeding against 845 S. Flower and Chinatown seeking declaratory relief that Canpartners is not required to release its lien on Chinatown's real property as required under Canpartners' Loan Agreement with 845 S. Flower. 845 S. Flower and Chinatown contest the relief requested in the declaratory relief action and continue to assert that Canpartners is required to release its lien on the Chinatown property once 845 S. Flower obtains an Acceptable Temporary Certificate of Occupancy (as defined in the Loan Agreement).  A status conference on this matter was held on January 8, 2010.  The Court set March 15, 2010 for a hearing on motions for summary judgment to be filed by the parties.  A continued status conference will also be held on that date.  The outcome of this litigation may have an impact on the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: January 21, 2010	By:	/s/ Richard Meruelo
Richard Meruelo
Principal for Debtor-in-Possession